Exhibit 99.4

You can vote by Internet or telephone!
Available 24 hours a day, 7 days a week!

Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas.	☒	Validation details in title bar below.

Special Meeting Proxy Card

▼	IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.	▼

A Proposals — The Board of Directors recommends a vote FOR Proposals 1, 2, 3 and 4.

	For	Against	Abstain
1. Proposal to approve the issuance of Stanley common stock in connection with the merger contemplated by the Agreement and Plan of Merger, dated as of November 2, 2009, by and among The Black & Decker Corporation, Stanley and Blue Jay Acquisition Corp.
	☐	☐	☐

	For	Against	Abstain
3. Proposal to amend the Stanley 2009 Long-Term Incentive Plan to, among other things, increase the number of shares available to be issued under such plan.	☐	☐	☐

For	Against	Abstain
2. Proposal to amend the certificate of incorporation of Stanley to (a) increase the authorized number of shares of Stanley common stock from 200,000,000 to 300,000,000 and (b) change the name of Stanley to “Stanley Black & Decker, Inc.”
☐	☐	☐

For	Against	Abstain
4. Proposal to approve an adjournment of the Stanley special meeting (if necessary or appropriate, including to solicit additional proxies if there are not sufficient votes for the approval of any of the foregoing proposals).
☐	☐	☐

B Non-Voting Items

Change of Address — Please print new address below.	Confidential Voting-Mark box at right if you wish this vote to remain confidential.	☐

C Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below
Please sign exactly as name(s) appears hereon. Joint owners must each sign. When signing as attorney, executor, administrator, trustee, guardian, or custodian, please give full title. If signer is a partnership, please sign in partnership name by authorized person. If signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.
/ /

Electronic Voting Instructions
Instead of mailing your proxy, you may choose one of the two voting methods outlined below to vote your proxy.
VALIDATION DETAILS ARE LOCATED IN THE TITLE BAR IN THE FRONT OF THIS PROXY CARD.
Proxies submitted by the Internet or telephone must be received by 7:00 a.m., Eastern Time, on [                    ], 2010.

Vote by Internet • Log on to the Internet and go to www.investorvote.com • Follow the steps outlined on the secured website.

Vote by telephone
• Call toll free 1-800-652-VOTE (8683) within the United States, Canada & Puerto Rico any time on a touch tone telephone.
There is NO CHARGE to you for the call.
• Follow the instructions provided by the recorded message.

If you vote by telephone or the Internet, please do NOT mail back this proxy card.
Proxies submitted by mail must be received by 9:30 a.m., Eastern Time, on [                    ], 2010.

▼	IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.	▼

Proxy — The Stanley Works

Proxy for Special Meeting of Shareholders
[                    ], 2010
Solicited on behalf of the Board of Directors
The undersigned shareholder(s) of The Stanley Works appoint(s) John G. Breen, Eileen S. Kraus, and John F. Lundgren or any of them, proxies, each with full power of substitution, to vote all shares of common stock of The Stanley Works held of record in the name(s) of the undersigned at the special meeting of shareholders to be held at the Stanley Center for Learning & Innovation, 1000 Stanley Drive, New Britain, Connecticut 06053 on [                    ], 2010 at [     ] a.m., and any adjournments or postponements thereof, with all powers the undersigned shareholder(s) would possess if personally present. The undersigned shareholder(s) hereby revoke(s) any proxies previously given with respect to such meeting.
THIS PROXY WILL BE VOTED AS SPECIFIED ON THE REVERSE SIDE. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR ITEMS 1, 2, 3 AND 4 LISTED ON THE REVERSE SIDE IN ACCORDANCE WITH THE RECOMMENDATION OF THE BOARD OF DIRECTORS, AND IN THE DISCRETION OF THE PROXIES ON OTHER MATTERS AS MAY COME BEFORE THE MEETING AND ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF.
WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE SIGN AND DATE THIS PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE OR REGISTER YOUR VOTE IMMEDIATELY VIA PHONE OR INTERNET.
IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SHAREHOLDER MEETING TO BE HELD ON [                    ], 2010: THIS PROXY CARD TOGETHER WITH THE PROXY STATEMENT ARE AVAILABLE FREE OF CHARGE BY CLICKING ON “FINANCIALS” UNDER THE INVESTOR SECTION OF THE COMPANY’S WEBSITE (www.stanleyworks.com).

You can vote by Internet or telephone!
Available 24 hours a day, 7 days a week!

Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas.	☒	Validation details in title bar below.

Special Meeting Proxy Card

▼	IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.	▼

A Proposals — The Board of Directors recommends a vote FOR Proposals 1, 2, 3 and 4.
Confidentiality-your instructions to the trustee on how to vote the shares allocated to you under the (401(k)) Plan will be kept confidential.
I hereby instruct The Bank of New York Mellon Corporation, as trustee of the Stanley Account Value (401(k)) Plan, to vote the shares allocated to my account under that Plan as follows:

	For	Against	Abstain
1. Proposal to approve the issuance of Stanley common stock in connection with the merger contemplated by the Agreement and Plan of Merger, dated as of November 2, 2009, by and among The Black & Decker Corporation, Stanley and Blue Jay Acquisition Corp.
	☐	☐	☐

	For	Against	Abstain
3. Proposal to amend the Stanley 2009 Long-Term Incentive Plan to, among other things, increase the number of shares available to be issued under such plan.	☐	☐	☐

For	Against	Abstain
2. Proposal to amend the certificate of incorporation of Stanley to (a) increase the authorized number of shares of Stanley common stock from 200,000,000 to 300,000,000 and (b) change the name of Stanley to “Stanley Black & Decker, Inc.”
☐	☐	☐

For	Against	Abstain
4. Proposal to approve an adjournment of the Stanley special meeting (if necessary or appropriate, including to solicit additional proxies if there are not sufficient votes for the approval of any of the foregoing proposals).
☐	☐	☐

B Non-Voting Items

Change of Address — Please print new address below.

C Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below
Please sign exactly as name(s) appears hereon. Joint owners must each sign. When signing as attorney, executor, administrator, trustee, guardian, or custodian, please give full title. If signer is a partnership, please sign in partnership name by authorized person. If signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.
/ /

Electronic Voting Instructions
Instead of mailing your proxy, you may choose one of the two voting methods outlined below to vote your proxy.
VALIDATION DETAILS ARE LOCATED IN THE TITLE BAR IN THE FRONT OF THIS PROXY CARD.
Proxies submitted by the Internet or telephone must be received by [            ], Eastern Time, on [                    ], 2010.

Vote by Internet • Log on to the Internet and go to www.investorvote.com • Follow the steps outlined on the secured website.

Vote by telephone
• Call toll free 1-800-652-VOTE (8683) within the United States, Canada & Puerto Rico any time on a touch tone telephone.
There is NO CHARGE to you for the call.
• Follow the instructions provided by the recorded message.

If you vote by telephone or the Internet, please do NOT mail back this proxy card.
Proxies submitted by mail must be received by [            ], Eastern Time, on [                    ], 2010.
▼IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

Proxy — The Stanley Works

Proxy for Special Meeting of Shareholders
[                    ], 2010
Solicited on behalf of the Board of Directors
This constitutes your instruction to The Bank of New York Mellon Corporation as trustee under the Stanley Account Value (401(k)) Plan to vote all shares of common stock of The Stanley Works held in the plan for which you may give voting instructions at the special meeting of shareholders to be held at the Stanley Center for Learning & Innovation, 1000 Stanley Drive, New Britain, Connecticut 06053 on [            ], 2010 at [                    ] a.m. and any adjournments or postponements thereof, as specified on the reverse side hereof. You hereby revoke any proxies previously given with respect to such meeting.
THIS PROXY WILL BE VOTED AS SPECIFIED ON THE REVERSE SIDE. IF NO SPECIFICATION IS MADE, IT WILL BE VOTED BY THE TRUSTEE OF THE STANLEY ACCOUNT VALUE (401(k)) PLAN IN ACCORDANCE WITH CERTAIN PROCEDURES. SEE “THE STANLEY SPECIAL MEETING — SHARES HELD IN THE STANLEY 401(k) PLAN” IN THE PROXY STATEMENT.
WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE SIGN AND DATE THIS PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE OR REGISTER YOUR VOTE IMMEDIATELY VIA PHONE OR INTERNET.
IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SHAREHOLDER MEETING TO BE HELD ON [                    ], 2010: THIS PROXY CARD TOGETHER WITH THE PROXY STATEMENT ARE AVAILABLE FREE OF CHARGE BY CLICKING ON “FINANCIALS” UNDER THE INVESTOR SECTION OF THE COMPANY’S WEBSITE (www.stanleyworks.com).